                                                                   EXHIBIT 10.75

                               AMENDMENT NO. 2 TO
                              AMENDED AND RESTATED
                  REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

         THIS AMENDMENT AGREEMENT is made and entered into this 18th day of September, 1997, by and among CAPSTONE CAPITAL CORPORATION, a Maryland corporation (herein called the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION (successor by merger of NationsBank, N.A. (South) (the "Agent"), as Agent for the lenders (the "Lenders") party to the Amended and Restated Revolving Credit and Reimbursement Agreement dated June 24, 1996 among such Lenders, Borrower and the Agent, as amended (the "Agreement") and the Lenders (the "Increasing Lenders") party to this Amendment Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of $170,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, the Lender has agreed to provide to Borrower Loans of up to $10,000,000 thereby increasing the Total Revolving Credit Commitment to $180,000,000 and the parties hereto desire to amend the Agreement in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the Borrower, the Agent and the Lender do hereby agree as follows:

         1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. Amendments. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, by deleting Exhibit A and inserting in lieu thereof Exhibit A attached hereto, and the Lender agrees by the execution of this Amendment Agreement that it shall be a party to the Agreement and shall provide the Borrower its Revolving Credit Commitment.

         3. Representations and Warranties. The Borrower hereby certifies that:

            (a) The representations and warranties made by Borrower in Article VI thereof are true on and as of the date hereof except that the financial statements referred to in Section 6.01(f) shall be those most recently furnished to each Lender pursuant to Section 7.01(a) and (b);


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           (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

           (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section
         7.01 thereof have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

           (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         4. Conditions. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or cause to be delivered to the Agent, the following:

           (a) Five (5) executed counterparts of this Amendment Agreement; and

           (b) Fully-executed Notes payable to the Lenders in the amount of Lender's Revolving Credit Commitment.

         5. Other Documents. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrowers relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.




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         7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                         CAPSTONE CAPITAL CORPORATION
WITNESS:

/s/ Krista M. Young                      By: /s/ Andrew L. Kizer
----------------------------------           --------------------------------


/s/ Suzanne H. Duffy                     Name:  Andrew L. Kizer
----------------------------------       Title: Vice President

                                          NATIONSBANK, NATIONAL ASSOCIATION
                                          as Agent


                                          By: /s/ Scott S. Ward
                                              --------------------------------
                                          Name:    Scott S. Ward
                                          Title:   Senior Vice President





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                                          CREDITANSTALT CORPORATE FINANCE, INC.


                                          By: /s/ Robert M. Biringer
                                              --------------------------------
                                          Name:   Robert M. Biringer
                                          Title:  Executive Vice President


                                          By: /s/ W. Craig Stamm
                                              --------------------------------
                                          Name:   W. Craig Stamm
                                          Title:  Vice President

                                          THE SUMITOMO BANK, LIMITED


                                          By: /s/ Lauren P. Carrigan
                                              --------------------------------
                                          Name:    Lauren P. Carrigan
                                          Title:   Assistant Vice President

                                          By: /s/ Diane M. Rhoades
                                              --------------------------------
                                          Name:    Diane M. Rhoades
                                          Title:   Executive Officer

                                    EXHIBIT A


                        Applicable Commitment Percentages


                                                                                            Applicable
                                                                                            ----------
                                                        Revolving Credit                    Commitment
                                                        ----------------                    ----------
Lender                                                     Commitment                        Percentage
------                                                  ----------------                   -------------
NationsBank, National Association                         $ 45,000,000                     25.000000000%
AmSouth Bank of Alabama                                   $ 25,000,000                     13.888888889%
Credit Lyonnais New York Branch                           $ 30,000,000                     16.666666667%
National City Bank of Kentucky                            $ 15,000,000                      8.333333333%
Creditanstalt Corporate Finance, Inc.                     $ 30,000,000                     16.666666667%
The Bank of Nova Scotia                                   $ 10,000,000                      5.555555556%
First Commercial Bank                                     $ 10,000,000                      5.555555556%
The Sumitomo Bank, Limited                                $ 15,000,000                      8.333333333%
                                                          ------------                     ------------
         Total                                            $180,000,000                              100%